UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2018

Rennova Health, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

_____________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company[  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 9, 2018, Rennova Health, Inc. (the “Company”) held a Special Meeting of Stockholders to (1) approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 500,000,000 to 3,000,000,000 shares, (2) approve the Company’s new 2018 Incentive Award Plan, and (3) authorize an adjournment of the Special Meeting, if necessary, if a quorum is present to solicit additional proxies if there are not sufficient votes in favor of the above proposals.

Proposal 1 was approved by the Company’s stockholders. Set forth below are the final voting results for the proposal submitted to the stockholders at the Special Meeting.

Proposal 1: To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 500,000,000 to 3,000,000,000 shares.

For:	258,502,802 shares
Against:	210,955,950 shares
Abstain:	1,534,353 shares

Proposal 2 was defeated by the Company’s stockholders. Set forth below are the final results for the proposal submitted to the stockholders at the Special Meeting.

Proposal 2: To approve the Company’s new 2018 Incentive Award Plan.

For:	130,570,303 shares
Against:	83,478,005 shares
Abstain:	59,760,533 shares
Broker Non-Votes:	197,184,264 shares

Proposal 3, to authorize an adjournment of the Special Meeting, was not voted on. The Company had previously withdrawn its proposal to authorize a reverse stock split, so that proposal was also not voted on at the Special Meeting. No other business was conducted at the Special Meeting. The Company’s common stock and Series F Preferred Stock voted on the proposals together as a single class and all vote totals above are an aggregate of the votes of the shares of the common stock and Series F Preferred Stock.

For more information regarding the proposals considered at the Special Meeting, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 14, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2018	RENNOVA HEALTH, INC.

	By:	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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